Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Bruce L. Crockett

Bruce L. Crockett

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ David C. Arch

David C. Arch

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ James T. Bunch

James T. Bunch

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Albert R. Dowden

Albert R. Dowden

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Jack Fields

Jack M. Fields

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Martin L. Flanagan

Martin L. Flanagan

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Eli Jones

Eli Jones

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Prema Mathai-Davis

Prema Mathai-Davis

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Larry Soll

Larry Soll

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Raymond Stickel, Jr.

Raymond Stickel, Jr.

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Philip Taylor

Philip A. Taylor

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Robert Troccoli

Robert Troccoli

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund

Exhibit s.

POWER OF ATTORNEY

I appoint Sheri Morris and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund listed on Schedule A attached hereto and incorporated herein, effective October 14, 2016, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Suzanne H. Woolsey

Suzanne H. Woolsey

Date: October 14, 2016

Schedule A

Closed-End Fund

Invesco High Income 2023 Target Term Fund